EXHIBIT A

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common shares, par value $1.00 per share, of PartnerRe Ltd., and that this Joint Filing Agreement be included as an Exhibit to such joint filing.

This Joint Filing Agreement may be executed in one or more counterparts, and each such counterpart shall be an original but all of which, taken together, shall constitute but one and the same agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of this 13th day of October 2009.

Hellman & Friedman Capital Partners V (Cayman), L.P.

By:	Hellman & Friedman Investors V (Cayman), L.P., general partner of Hellman & Friedman Capital Partners V (Cayman), L.P.

	By:	Hellman & Friedman Investors V (Cayman), Ltd., general partner of Hellman & Friedman Investors V (Cayman), L.P.

	By:	/s/ Georgia Lee
Name: Georgia Lee
Title: Vice President

Hellman & Friedman Capital Partners V (Cayman Parallel), L.P.

By:	Hellman & Friedman Investors V (Cayman), L.P., general partner of Hellman & Friedman Capital Partners V (Cayman Parallel), L.P.

	By:	Hellman & Friedman Investors V (Cayman), Ltd., general partner Hellman & Friedman Investors V (Cayman), L.P.

	By:	/s/ Georgia Lee
Name: Georgia Lee
Title: Vice President

Hellman & Friedman Capital Associates (Cayman), L.P.

By:	Hellman & Friedman Investors V (Cayman), Ltd., general partner of Hellman & Friedman Capital Associates (Cayman), L.P.

	By:	/s/ Georgia Lee
Name: Georgia Lee
Title: Vice President

Hellman & Friedman Investors V (Cayman), L.P.

By:	Hellman & Friedman Investors V (Cayman), Ltd., general partner of Hellman & Friedman Investors V (Cayman), L.P.

	By:	/s/ Georgia Lee
Name: Georgia Lee
Title: Vice President

Hellman & Friedman Investors V (Cayman), Ltd.

By:	/s/ Georgia Lee
Name: Georgia Lee
Title: Vice President